Exhibit 10.9
Execution Version
AMENDED AND RESTATED MARKETING AGENT AGENCY AGREEMENT
THIS AGREEMENT (the "Agreement") is made effective as of September 27, 2016 (the "Effective Date") among Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership ("Cellco"), as marketing agent (the "Marketing Agent"), the various subsidiaries and affiliates of Cellco listed on Schedule I hereto that originate device payment plan agreements (collectively, with Cellco, the "Verizon Originators") and Cellco, as the servicer of the Receivables (as defined below) (the "Servicer").
WHEREAS, each of the Verizon Originators originate device payment plan agreements in the ordinary course of its business;
WHEREAS, from time to time, one or more Verizon Originators may transfer any such device payment plan agreements, directly or indirectly, to a grantor trust, owner trust, limited liability company, corporation or other such entity (each such entity, an "SPE" and each such Verizon Originator, a "Transferring Originator"), which SPE will issue securities or make borrowings under loans (such securities or loans, the "ABS Credit Extensions") backed by such device payment plan agreements (the "Receivables");
WHEREAS, from time to time, each of the Verizon Originators may offer to its customers Upgrade Offers;
WHEREAS, each of the Verizon Originators wishes to establish a uniform set of terms and conditions for any Upgrade Offers offered by the Verizon Originators and wishes to allow for changes to the terms and conditions of any such Upgrade Offer from time to time to be coordinated through the Marketing Agent;
WHEREAS, from time to time, each of the Verizon Originators wishes to allow its customers to transfer a device payment plan agreement from one account to another account;
WHEREAS, from time to time, any of the Verizon Originators may grant to its customers certain credits on their accounts;
WHEREAS, in connection with the conduct of each such Verizon Originator as described above, each of the Verizon Originators wishes to appoint the Marketing Agent as its agent in fact;
WHEREAS, the Verizon Originators and Cellco, as Marketing Agent, wish to, among other things, memorialize the terms and conditions governing the agency relationship between them;
WHEREAS, the Verizon Originators and Cellco, as Marketing Agent, entered into the Marketing Agent Agency Agreement dated as of July 20, 2016 (the "Original Agreement") for the purposes set forth above; and
WHEREAS, the Verizon Originators and Cellco, as Marketing Agent, wish to amend and restate the Original Agreement on the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants exchanged below and other good and valuable consideration, the receipt and adequacy of which are acknowledged, each of the Verizon Originators and the Marketing Agent, wishing to be legally bound, agree as follows:
1.            DEFINITIONS.  Capitalized terms are defined in the Glossary attached to this Agreement as Exhibit A.
2.            APPOINTMENT OF MARKETING AGENT; OBLIGATIONS OF MARKETING AGENT.
2.1         Appointment and Authorization of Marketing Agent.  Each of the Verizon Originators hereby appoints Cellco as the Marketing Agent on their behalf with respect to (i) the remittance of certain payments to an SPE as provided in Section 2.2, (ii) the establishment of a uniform Upgrade Offer, (iii) modifications or terminations, from time to time, of any such Upgrade Offer and the terms and conditions related thereto, and (iv) performing other services as required or permitted under the terms and provisions of this Agreement, and Cellco hereby accepts such appointment, subject to the terms and conditions set forth herein.  Each of the Verizon Originators hereby authorizes the Marketing Agent to take such actions on its behalf as set forth in this Agreement, including the execution of any documents, certificates or agreements related thereto, or in any Transaction Documents and to exercise such powers as are delegated to the Marketing Agent by the terms of this Agreement or any such Transaction Document, together with such actions and powers as are reasonably incidental hereto or thereto.  Cellco's authority as Marketing Agent is limited to the performance of its duties under this Agreement and the Transaction Documents, together with any duties incidental thereto.
2.2          Remittance Obligations of Marketing Agent.  The Marketing Agent's payment and remittance obligations under this Agreement are limited to the following obligations (and any actions reasonably incidental thereto) on behalf of the Verizon Originators:
2.2.1      Deposit of Upgrade Payments.  If (x) a customer accepts an Upgrade Offer and enters into an Upgrade Contract with any Verizon Originator, (y) such customer satisfies all of the terms and conditions of such Upgrade Contract for the payment of the customer's original device payment plan agreement, and (z) such customer's original device payment plan agreement is a Receivable owned by an SPE, the applicable Verizon Originator (each, an "Upgrade Contract Originator") shall identify for the Marketing Agent the customer's satisfaction of such terms and conditions.  Within two (2) Business Days following such identification, the Marketing Agent shall, or shall cause the related Upgrade Contract Originator to, pay off and settle the remaining balance of the Receivable by remitting such amount to the applicable SPE (such amount, the "Upgrade Payment"); provided that if so permitted by the related Transaction Documents, the Marketing Agent or the related Upgrade Contract Originator, as applicable, may deposit such amounts on a later date (as specified in the related Transaction Documents) preceding the next date on which the related SPE is obligated to make payments to any holders or lenders, as applicable, in connection with ABS Credit Extensions issued by such SPE (any such date, a "Payment Date"). The parties acknowledge that the failure of an Upgrade Contract Originator or the Marketing Agent on its behalf to pay off the Receivable would constitute a breach by the Upgrade Contract Originator of its obligation to the customer under the Upgrade Contract and that this breach would give the customer a claim in recoupment against the Upgrade Contract Originator and a right to offset that claim against the amounts that the customer owes to the Upgrade Contract Originator under the new device payment plan agreement (each such agreement, a "New Upgrade DPP") entered into by such Upgrade Contract Originator (or its agent, on its behalf) pursuant to the Upgrade Contract.  The parties hereto intend that the payment by the Marketing Agent or the related Upgrade Contract Originator of the Upgrade Payment as provided in this Section 2.2.1 shall extinguish such customer's claim in recoupment against the Upgrade Contract Originator and the customer's right to offset the amount of that claim against the amounts that the customer would owe under the New Upgrade DPP contemporaneously with such Upgrade Payment by the Marketing Agent or the related Upgrade Contract Originator.
2.2.2      Deposit of Credit Payments.  If (x) a customer is granted any payment credit to its account and such payment credit is applied to the payment of a device payment plan agreement on such customer's account pursuant to the Internal Payment Priority, (y) such payment credit results in a shortfall in collections required by the related Transaction Documents for such calendar month and (z) such customer's device payment plan agreement is a Receivable owned by an SPE, the Servicer shall identify for the Marketing Agent the application of such credit to the Receivable.  Within two (2) Business Days following such identification, the Marketing Agent shall, or shall cause the related Verizon Originator to, remit an amount equal to the reduction in the amount owed by such customer under the related Receivable due to the application of any such payment credit to the applicable SPE; provided that if so permitted by the related Transaction Documents, the Marketing Agent or the related Originator, as applicable, may deposit such amounts on a later date preceding the next Payment Date, (as specified in the related Transaction Documents).
2.2.3      Deposit of Assumption of Liability Payments.  If (x) any device payment plan agreement is transferred to an account for which the responsible party on such account is not the original customer on the related account, and (y) such customer's device payment plan agreement is a Receivable owned by an SPE, the related Transferring Originator shall promptly (but in no case later than two (2) Business Days after the completion of such transfer) notify the Marketing Agent of such transfer and the Marketing Agent shall remit, or shall cause the related Verizon Originator to remit, to the applicable SPE an amount equal to the present value of the remaining balance of such original device payment plan agreement as of the last day of the immediately preceding calendar month (calculated using the applicable Discount Rate on the basis of a 360-day year of twelve 30-day months) (and, if specified in the related Transaction Documents, minus any collections received on such Receivable since the end of such preceding calendar month) no later than the second Business Day following the date on which such transfer is identified; provided that if so permitted by the related Transaction Documents, the Marketing Agent or the related Originator, as applicable, may deposit such amounts on a later date preceding the next Payment Date, as specified in the related Transaction Documents.
2.3          Upgrade Offer Terms and Conditions.  Each of the Verizon Originators (x) authorizes the Marketing Agent, from time to time, to (i) revise the terms and conditions of the Annual Upgrade Offer, (ii) introduce new Upgrade Offers for use by the Verizon Originators, (iii) revise the terms and conditions of any such new Upgrade Offer, in each case, without any further consent of the Verizon Originators or any other Person and (iv) terminate any Upgrade

Offer for any reason, including the failure of the Marketing Agent to remit, or to cause the related Verizon Originator to remit, an Upgrade Payment under the terms of the related Transaction Documents and (y) severally agrees not to offer any other upgrade offer not in strict compliance with the Upgrade Offers authorized by the Marketing Agent at such time.
2.4          Notice Obligations of Marketing Agent.  The Marketing Agent shall provide the following notices to the applicable Verizon Originators:
2.4.1      Notice of Remittance.  Upon remittance of any amounts to an SPE by the Marketing Agent on behalf of Verizon Originator(s) pursuant to Section 2.2 of this Agreement, the Marketing Agent shall record "due from" journal entries from the related Verizon Originator to reflect such remittance, which journal entries shall provide notice to each such Verizon Originator of such remittance.
2.4.2      Required Termination of Upgrade Offers.  If the Marketing Agent fails to remit, or to cause the related Verizon Originator to remit, any amounts set forth in Section 2.2.1 to an SPE and such failure results in the Marketing Agent being required to terminate all Upgrade Offers available on device payment plan agreements pursuant to the terms of any Transaction Documents, the Marketing Agent shall notify each of the Verizon Originators of the termination of such Upgrade Offers and the withdrawal of all Upgrade Offers no later than five (5) days prior to the date on which the termination of the Upgrade Offers will be effective.
2.5          No Partnership.  The parties do not intend to create hereunder a partnership, or other joint venture or undertaking, among any of the Verizon Originators.
2.6          Assignment and Delegation
2.6.1      Any Person (a) into which the Marketing Agent is merged or consolidated, (b) resulting from a merger or consolidation to which the Marketing Agent is a party, (c) succeeding to the Marketing Agent's business or (d) that is an Affiliate of the Marketing Agent to whom the Marketing Agent has assigned this Agreement, will be the successor to the Marketing Agent under this Agreement.  Within 15 Business Days after the merger, consolidation, succession or assignment, such Person will execute an agreement to assume the Marketing Agent's obligations under this Agreement (unless the assumption happens by operation of law).
2.6.2      No consent will be required for any delegation by the Marketing Agent of its obligations under this Agreement.  The Marketing Agent may contract with other Persons to perform its obligations under this Agreement.  No delegation or contracting will relieve the Marketing Agent of its responsibilities, and the Marketing Agent will remain responsible for those obligations.  The Marketing Agent will be responsible for the fees of its delegates and contractors.
2.7          Fiduciary Duty.  The Marketing Agent acts as a limited agent of the Verizon Originators and owes the Verizon Originators the fiduciary and other obligations of an agent to its principal in the performance of the Marketing Agent's obligations under this Agreement in addition to any other fiduciary duties Cellco may owe to any of the Verizon Originators.  Nothing contained in this Agreement or arising out of or relating to the relationship between the

Marketing Agent and the Verizon Originators is intended or should be construed to create any fiduciary duties on the part of the Verizon Originators or any of their respective Affiliates.
3.            OBLIGATIONS OF VERIZON ORIGINATORS.  Promptly following notice to any Verizon Originator by the Marketing Agent pursuant to Section 2.4.1 that the Marketing Agent has remitted a payment on behalf of such Verizon Originator under Section 2.2, such Verizon Originator shall reimburse the Marketing Agent an amount equal to the amount remitted by the Marketing Agent on its behalf, which reimbursement shall be settled through intercompany transactions in accordance with Cellco's customary and routine procedures, as set forth in Section 5.  The obligation of a Verizon Originator to reimburse the Marketing Agent under this Section 3 for any payment made by the Marketing Agent under Section 2.2 shall be an absolute, unconditional and irrevocable obligation solely of the applicable Verizon Originator, and shall be paid without regard to the existence of any claim, setoff, defense or other right that such Verizon Originator may have against the related customer.
4.             SECURITY INTERESTS AND FINANCING STATEMENTS.
4.1          Grant of Security Interest.  To secure the prompt payment and performance of the obligations of each Verizon Originator set forth in Section 3 solely related to the remittance by the Marketing Agent of the Upgrade Payment for each Receivable as provided in Section 2.2.1, each Upgrade Contract Originator hereby grants to the Marketing Agent a continuing security interest in and lien upon the New Upgrade DPP entered into by such Upgrade Contract Originator (or its agent, on its behalf) pursuant to the Upgrade Contract, and any amounts received thereunder, that gives rise to the obligation of such Upgrade Contract Originator set forth in Section 3.  The Upgrade Contract Originator and the Marketing Agent intend that the grant of such security interest in such New Upgrade DPP shall be contemporaneous with the payment by the Marketing Agent of the Upgrade Payment set forth in Section 2.2.1 to satisfy the obligation of the customer under the related Receivable and the obligation of the Upgrade Contract Originator under the related Upgrade Contract. The Marketing Agent will be deemed to release, and does release, without further action of the parties, the security interest and lien that each such Upgrade Contract Originator has granted to the Marketing Agent in, to and under the related New Upgrade DPP at the time when the full amount due and payable to the Marketing Agent, including any interest amounts accrued, under Section 3 with respect to the Upgrade Payment for the related Receivable has been remitted to the Marketing Agent by the applicable Upgrade Contract Originator.  The parties hereto intend that such release with respect to such New Upgrade DPP shall be contemporaneous with the remittance of the full amount due to the Marketing Agent.
4.2          Financing Statements.  Each Upgrade Contract Originator hereby authorizes the Marketing Agent at any time and from time to time to file, one or more financing or continuation statements, and amendments thereto, relating to any New Upgrade DPPs now existing or hereafter arising (the "Collateral").
5.             FEES AND INTERCOMPANY PAYMENTS.
5.1          Fees.  The Marketing Agent agrees that by its direct and indirect ownership interests in certain of the Verizon Originators it will benefit from its provision of services hereunder to the Verizon Originators, and that such benefit constitutes sufficient consideration for such services. No other fee or remuneration shall be paid to the Marketing Agent by the Verizon Originators.
5.2          Intercompany Payments.
5.2.1      Amounts owed to the Marketing Agent by each Verizon Originator shall be settled daily through intercompany transactions in accordance with Cellco's customary and routine procedures.  Any amounts owed by a Verizon Originator to the Marketing Agent with respect to the reimbursement of the Marketing Agent for remittances made by the Marketing Agent under Section 2.2.1 of this Agreement shall be settled prior to any other amounts owed to Cellco.
5.2.2      By the 15th day of each calendar month, the Marketing Agent shall prepare a statement (the "Account Statement") setting forth the remittances made by the Marketing Agent on behalf of each Verizon Originator pursuant to this Agreement, as well as amounts paid by such Verizon Originator to the Marketing Agent pursuant to Section 3, during the immediately preceding calendar month.  If, as shown in the Account Statement, any Verizon Originator owes any amount to the Marketing Agent then, unless otherwise agreed by the related Verizon Originator and the Marketing Agent, such amount shall be promptly settled through an intercompany transaction in accordance with Cellco's customary and routine procedures.  Any amounts remaining unpaid will accrue interest in accordance with the customary financial services practices in place between Cellco and its subsidiaries.
6.             REPRESENTATIONS AND WARRANTIES.
6.1          The Marketing Agent represents and warrants that:
6.1.1      Organization and Good Standing. The Marketing Agent is a validly existing partnership in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement.
6.1.2      Due Qualification. The Marketing Agent is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.
6.1.3      Due Authorization. The execution, delivery, and performance of this Agreement, have been duly authorized by the Marketing Agent by all necessary partnership action on the part of the Marketing Agent.
6.1.4      No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Marketing Agent or any of its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect on the performance by the Marketing Agent of its obligations under, or the validity or enforceability of, this Agreement.
6.1.5      All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement by the Marketing Agent, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.
6.1.6     Binding Obligation. This Agreement, when duly executed and delivered by each other party hereto, constitutes a legal, valid and binding obligation of the Marketing Agent, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.
6.1.7      No Conflict. The execution and delivery of this Agreement by the Marketing Agent, and the performance by it of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Marketing Agent, (i) do not contravene (A) the organizational documents of the Marketing Agent, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any adverse claim upon or with respect to any of its properties.
6.1.8      No Violation. The execution and delivery of this Agreement by the Marketing Agent, the performance by the Marketing Agent of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Marketing Agent will not violate any Law applicable to the Marketing Agent, except where such violation would not reasonably be expected to have a Material Adverse Effect.
6.1.9      No Restrictions. The Marketing Agent is not subject to any limitation or restriction (including, without limitation, noncompetition, exclusivity, and confidentiality arrangements) which would prohibit, restrict or impede the performance of any of the Marketing Agent's obligations under this Agreement.
7.             TERM.  Subject to the parties' respective rights of termination set forth in this Agreement, this Agreement shall commence on the Effective Date and shall end on the date that is one year and one day after the date on which all ABS Credit Extensions have been paid in full.
8.             MISCELLANEOUS.
8.1          GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

(INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
8.2          Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.
8.3          WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
8.4          No Implied Duties.  It is understood and agreed that this Agreement is not subject to any implied duties of good faith or fair dealing.
8.5          Severability.If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.
8.6          No Waiver; Remedies.  No party's failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.
8.7          Force Majeure.  No party to this Agreement will be responsible or liable for any failure or delay in performing its obligations under this Agreement caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, acts of war, terrorism, civil or military disturbances, fire, flood, earthquakes, storms, hurricanes or other natural disasters or failures of mechanical, electronic or communication systems.  Each party to this Agreement will use commercially reasonable efforts to resume performance as soon as practicable in the circumstances.
8.8          Schedules and Exhibits.  All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.
8.9          Limitations on Liability.  Notwithstanding anything to the contrary herein, the Marketing Agent will not be liable under this Agreement, except for its own willful misconduct, bad faith or gross negligence (except for errors in judgment).
8.10        Assignment and Amendment.

8.10.1   This Agreement and the rights and obligations hereunder are fully assignable, in whole or in part, by any Verizon Originator to any Affiliate, and shall inure to the benefit of any assignee or other legal successor to the interest of such Verizon Originator hereunder.  The Marketing Agent may assign its rights and obligations under this Agreement only as set forth in Section 2.6.  This Agreement shall be binding upon each Verizon Originator, the Marketing Agent and their respective executors, administrators, heirs, permitted assigns and successors in interest.  All changes and amendments to this Agreement must be in writing and executed by an authorized representative of each party; provided, that, so long as any ABS Credit Extensions are outstanding, any such amendment will not be permitted unless either such SPE, or the administrator of such SPE, delivers an officer's certificate to the parties hereto and to any parties required to receive such officer's certificate under the related Transaction Documents stating that such amendment will not have a material adverse effect on such SPE or the holders of its ABS Credit Extensions.
8.10.2   The transaction documents entered into by an SPE in connection with any ABS Credit Extensions may have additional requirements or criteria to amend, modify or waive any provision of this Agreement and no amendment, modification or waiver of any provision of this Agreement shall occur unless each of the additional criteria, if any, has been satisfied.
8.11        Additional Originators.  Each of the parties hereto may request that one or more Persons that is a direct or indirect subsidiary of Verizon Communications Inc. from time to time join this Agreement as an additional Verizon Originator (each, an "Additional Originator") by delivering to the Marketing Agent:
8.11.1    an executed Originator Joinder Agreement substantially in the form of Exhibit B hereto; and
8.11.2    authorization for the Marketing Agent to file at any time and from time to time, one or more financing or continuation statements, and amendments thereto, relating to any New Upgrade DPPs now existing or hereafter arising.
Upon acceptance by the Marketing Agent of a duly executed and delivered Originator Joinder Agreement by such Additional Originator and the satisfaction of the other conditions set forth in this Section 8.11, such Additional Originator shall become party to, and have the rights and obligations of a Verizon Originator under this Agreement, and shall be bound by all the provisions hereof.
8.12        No Third Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  Each SPE is and will be an intended third party beneficiary with respect to Sections 2.1, 2.2, 2.3, 2.4, 2.6 and 8.11 of this Agreement and may enforce such sections against the parties hereto.  No provision of this Agreement shall be construed as conferring upon any other third party any rights, benefits, obligations or duties under this Agreement.
8.13        Effect of Headings.  Headings to articles and paragraphs of this Agreement are to facilitate reference only, do not form a part of this Agreement and shall not in any way affect the interpretation hereof.

8.14        Entire Agreement.  This Agreement, including the exhibits, which are incorporated into this Agreement by this reference, states the entire understanding between the parties regarding the subject matter of this Agreement and supersedes any and all prior agreements and understandings between the parties regarding such subject matter.  There are no other oral or written understandings or agreements between the Verizon Originators and the Marketing Agent relating to the subject matter of this Agreement.
8.15       Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication or email) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile or email, to the intended party at the address or facsimile number or email address of such party provided in Schedule II hereto, or at such other address or facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile or email, when sent, receipt confirmed by telephone or electronic means; provided that any notice or communication sent after the recipient's normal business hours will be effective upon the opening of the recipient's next business day.

IN WITNESS WHEREOF, the parties authorized representatives have executed and delivered this Agreement effective on the day and year written above.
Cellco Partnership d/b/a Verizon Wireless, as an Originator	Alltel Communications, LLC d/b/a Verizon Wireless, as an Originator

Los Angeles SMSA Limited Partnership, a California Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator	Chicago SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

New York SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	GTE Mobilnet of South Texas Limited Partnership d/b/a Verizon Wireless, By: San Antonio MTA, L.P., its General Partner By: Verizon Wireless Texas, LLC, its General Partner, as an Originator

GTE Mobilnet of California Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Sacramento-Valley Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator

Verizon Wireless of the East LP d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	GTE Mobilnet of Indiana Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner, as an Originator

Seattle SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Pittsburgh SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Southwestco Wireless, L.P. d/b/a Verizon Wireless, By: Southwestco Wireless Inc., its General Partner, as an Originator	Upstate Cellular Network d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Cellular Inc. Network Corporation d/b/a Verizon Wireless, as an Originator	Fresno MSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Gold Creek Cellular of Montana Limited Partnership d/b/a Verizon Wireless, By: Cellular Inc. Network Corporation, its General Partner, as an Originator	Bell Atlantic Mobile of Rochester, L.P. d/b/a Verizon Wireless, By: Upstate Cellular Network, its General Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

ALLTEL Communications of North Carolina Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its General Partner, as an Originator	Verizon Wireless (VAW) LLC d/b/a Verizon Wireless, as an Originator

Omaha Cellular Telephone Company d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its Managing General Partner, as an Originator	Verizon Wireless Tennessee Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

New Par d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its Managing General Partner, as an Originator	Verizon Wireless Personal Communications LP d/b/a Verizon Wireless, as an Originator

Illinois SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	San Antonio MTA, L.P. d/b/a Verizon Wireless, By: Verizon Wireless Texas, LLC, its General Partner, as an Originator

Dallas MTA, L.P. d/b/a Verizon Wireless, By: Verizon Wireless Texas, LLC, its General Partner, as an Originator	ALLTEL Communications Southwest Holdings, Inc. d/b/a Verizon Wireless, as an Originator

Rural Cellular Corporation d/b/a Verizon Wireless, as an Originator	Alltel Communications Wireless, Inc. d/b/a Verizon Wireless, as an Originator

Alltel Communications of Nebraska LLC d/b/a Verizon Wireless, By: Alltel Communications, LLC, its Sole Member, as an Originator	Jackson Cellular Telephone Co., Inc. d/b/a Verizon Wireless, as an Originator

Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless, as an Originator	AirTouch Cellular Inc. d/b/a Verizon Wireless, as an Originator

Allentown SMSA Limited Partnership d/b/a Verizon Wireless, By: Bell Atlantic Mobile Systems of Allentown, Inc., its General Partner, as an Originator	Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications Wireless, Inc., its General Partner, as an Originator

Alltel Communications of LaCrosse Limited Partnership, By: Alltel Communications Wireless, Inc., its General Partner, as an Originator	Alltel Communications of Mississippi RSA #2, Inc. d/b/a Verizon Wireless, as an Originator

Anderson CellTelCo d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Athens Cellular, Inc. d/b/a Verizon Wireless, as an Originator

Badlands Cellular of North Dakota Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its Managing Agent, as an Originator	Bell Atlantic Mobile of Asheville, Inc. d/b/a Verizon Wireless, as an Originator

Bell Atlantic Mobile Systems of Allentown, Inc. d/b/a Verizon Wireless, as an Originator	Bismarck MSA Limited Partnership d/b/a Verizon Wireless, By: Cellular Inc. Network Corporation, its General Partner, as an Originator

Charleston-North Charleston MSA Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its General Partner, as an Originator
Binghamton MSA Limited Partnership d/b/a Verizon Wireless,
By: NYNEX Mobile of New York Limited Partnership, its General Partner
By: Upstate Cellular Network, its General Partner
By: Cellco Partnership d/b/a Verizon Wireless, its General Partner,
as an Originator

CommNet Cellular Inc. d/b/a Verizon Wireless, as an Originator	California RSA No. 4 Limited Partnership d/b/a Verizon Wireless, By: Pinnacles Cellular, Inc., its General Partner, as an Originator

Gadsden CellTelCo Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Colorado 7 – Saguache Limited Partnership d/b/a Verizon Wireless, By: Cellular Inc. Network Corporation, its Manager, as an Originator

GTE Mobilnet of Florence, Alabama Incorporated d/b/a Verizon Wireless, as an Originator	Dubuque MSA Limited Partnership, By: Southwestco Wireless, LP, its General Partner By: Southwestco Wireless, Inc., its General Partner, as an Originator

GTE Mobilnet of Indiana RSA #3 Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner, as an Originator	Gila River Cellular General Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its Managing General Partner, as an Originator

GTE Mobilnet of Terre Haute Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner	GTE Mobilnet of Fort Wayne Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner, as an Originator

GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless, as an Originator	GTE Mobilnet of Indiana RSA #6 Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner, as an Originator

Illinois RSA 6 and 7 Limited Partnership d/b/a Verizon Wireless,
By: Illinois SMSA Limited Partnership, its General Partner
By: Cellco Partnership d/b/a Verizon Wireless, its General Partner,
as an Originator
GTE Mobilnet of Texas RSA #17 Limited Partnership d/b/a Verizon Wireless, By: San Antonio MTA, L.P., its General Partner By: Verizon Wireless Texas, LLC, its General Partner, as an Originator

Indiana RSA 2 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Idaho 6-Clark Limited Partnership d/b/a Verizon Wireless, By: Teton Cellular of Idaho Limited Partnership, its General Partner By: CommNet Cellular Inc., its Manager, as an Originator

Iowa RSA 5 Limited Partnership, By: GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless, its General Partner, as an Originator	Indiana RSA #1 Limited Partnership d/b/a Verizon Wireless, By: GTE Wireless of the Midwest Incorporated, its General Partner, as an Originator

Kentucky RSA No. 1 Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Iowa 8 - Monona Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular Inc., its General Partner, as an Originator

Missouri RSA 4 Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its Managing General Partner, as an Originator	Iowa RSA No. 4 Limited Partnership, By: GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless, its General Partner, as an Originator

Muskegon Cellular Partnership, By: Verizon Wireless (VAW) LLC d/b/a Verizon Wireless, its Managing Partner, as an Originator	Missouri RSA 2 Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its Managing General Partner, as an Originator

New Mexico RSA No. 5 Limited Partnership, By: Verizon Wireless (VAW) LLC d/b/a Verizon Wireless, its General Partner, as an Originator	Modoc RSA Limited Partnership d/b/a Verizon Wireless, By: AirTouch Cellular Inc., its General Partner, as an Originator

New York RSA No. 3 Cellular Partnership d/b/a Verizon Wireless, By: Upstate Cellular Network, its General Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	New Mexico RSA 6-I Partnership d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its General Partner, as an Originator

North Dakota 5-Kidder Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular, Inc., its Managing Agent, as an Originator	New York RSA 2 Cellular Partnership d/b/a Verizon Wireless, By: Upstate Cellular Network, its General Manager By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Northeast Pennsylvania SMSA Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	North Central RSA 2 of North Dakota Limited Partnership, By: CommNet Cellular, Inc., its Managing Agent, as an Originator

Northwest Dakota Cellular of North Dakota Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular, Inc., its Managing Agent, as an Originator	North Dakota RSA No. 3 Limited Partnership d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its General Partner, as an Originator

NYNEX Mobile Limited Partnership 2 d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Northern New Mexico Limited Partnership, By: Cellular Inc. Network Corporation d/b/a Verizon Wireless, its General Partner, as an Originator

Orange County-Poughkeepsie Limited Partnership d/b/a Verizon Wireless,
By: Verizon Wireless of the East LP, its General Partner
By: Cellco Partnership d/b/a Verizon Wireless, its General Partner,
as an Originator
NYNEX Mobile Limited Partnership 1 d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Pennsylvania 3 Sector 2 Limited Partnership d/b/a Verizon Wireless,
By: NYNEX Mobile of New York, L.P., its General Partner
By: Upstate Cellular Network, its General Partner
By: Cellco Partnership d/b/a Verizon Wireless, its General Partner,
as an Originator
NYNEX Mobile of New York, L.P. d/b/a Verizon Wireless, By: Upstate Cellular Network, its General Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Pennsylvania RSA 1 Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Pascagoula Cellular Partnership, By: Pascagoula Cellular Services, Inc., its Managing Partner, as an Originator

Pennsylvania RSA No. 6 (II) Limited Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator
Pennsylvania 4 Sector 2 Limited Partnership
d/b/a Verizon Wireless,
By: NYNEX Mobile of New York, L.P., its General Partner
By: Upstate Cellular Network, its General Partner
By: Cellco Partnership d/b/a Verizon Wireless, its General Partner,
as an Originator

Pinnacles Cellular, Inc., d/b/a Verizon Wireless, as an Originator

Portland Cellular Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	Pennsylvania RSA No. 6 (I) Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

RSA 7 Limited Partnership d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its General Partner, as an Originator	Petersburg Cellular Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its Managing General Partner, as an Originator

Sioux City MSA Limited Partnership d/b/a Verizon Wireless, By: Cellular Inc. Network Corporation, its General Partner, as an Originator	Pittsfield Cellular Telephone Company d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its Managing General Partner, as an Originator

St. Joseph CellTelCo d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its General Partner, as an Originator	Redding MSA Limited Partnership d/b/a Verizon Wireless, By: Sacramento Valley Limited Partnership, its General Partner By: AirTouch Cellular Inc., its General Partner, as an Originator

Syracuse SMSA Limited Partnership d/b/a Verizon Wireless, By: Upstate Cellular Network, its General Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	San Isabel Cellular of Colorado Limited Partnership d/b/a Verizon Wireless, By: CommNet Cellular, Inc., its Manager, as an Originator

Topeka Cellular Telephone Company, Inc., as an Originator	Springfield Cellular Telephone Company, By: New Par, its General Partner By: Verizon Wireless (VAW) LLC d/b/a Verizon Wireless, its Managing General Partner, as an Originator

Tyler/Longview/Marshall MSA Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its General Partner, as an Originator

Vermont RSA Limited Partnership d/b/a Verizon Wireless, By: NYNEX Mobile Limited Partnership 1, its General Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator	St. Lawrence Seaway RSA Cellular Partnership, By: Upstate Cellular Network, its Operating Partner By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Wasatch Utah RSA No. 2 Limited Partnership d/b/a Verizon Wireless, By: Verizon Wireless (VAW) LLC, its General Partner, as an Originator	Texas RSA #11B Limited Partnership d/b/a Verizon Wireless, By: Alltel Communications, LLC, its General Partner, as an Originator

Wisconsin RSA #1 Limited Partnership,
By: Alltel Wireless of Wisconsin RSA #1, LLC, its Managing Partner
By: Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless, its Sole Member,
as an Originator
Tuscaloosa Cellular Partnership d/b/a Verizon Wireless, By: Cellco Partnership d/b/a Verizon Wireless, its Managing General Partner, as an Originator

Wisconsin RSA #6 Partnership, LLP, By: Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless, its Managing Partner, as an Originator		Verizon Wireless Texas, LLC d/b/a Verizon Wireless, as an Originator

WWC Texas RSA LLC d/b/a Verizon Wireless, By: Alltel Communications, LLC, its Managing Member, as an Originator		Virginia RSA 5 Limited Partnership, By: Cellco Partnership d/b/a Verizon Wireless, its General Partner, as an Originator

Wisconsin RSA No. 8 Limited Partnership, By: Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless, its General Partner, as an Originator		Waterloo MSA Limited Partnership, By: Southwestco Wireless, L.P. d/b/a Verizon Wireless, its General Partner By: Southwestco Wireless Inc., its General Partner, as an Originator

Wyoming 1-Park Limited Partnership d/b/a Verizon Wireless, By: Cellular Inc. Network Corporation, its General Partner, as an Originator		Wisconsin RSA #2 Partnership, By: Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless, its Managing Partner, as an Originator

Southwestco Wireless, Inc., as an Originator

	By:	/s/ Kee Chan Sin Kee Chan Sin

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless		As Vice President and Assistant Treasurer of Alltel Communications, LLC

As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Los Angeles SMSA Limited Partnership, a California Limited Partnership		As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Chicago SMSA Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of New York SMSA Limited Partnership		As Vice President and Assistant Treasurer of Verizon Wireless Texas, LLC acting on behalf of San Antonio MTA, L.P. acting on behalf of GTE Mobilnet of South Texas Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of GTE Mobilnet of California Limited Partnership	As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Sacramento-Valley Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Verizon Wireless of the East LP	As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of GTE Mobilnet of Indiana Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Seattle SMSA Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Pittsburgh SMSA Limited Partnership

As Vice President and Assistant Treasurer of Southwestco Wireless Inc. acting on behalf of Southwestco Wireless, L.P.	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network

As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Fresno MSA Limited Partnership

As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation acting on behalf of Gold Creek Cellular of Montana Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of Bell Atlantic Mobile of Rochester, L.P.

As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of ALLTEL Communications of North Carolina Limited Partnership	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC

As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC acting on behalf of Omaha Cellular Telephone Company	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Verizon Wireless Tennessee Partnership

As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC acting on behalf of New Par	As Vice President and Assistant Treasurer of Verizon Wireless Personal Communications LP

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Illinois SMSA Limited Partnership	As Vice President and Assistant Treasurer of Verizon Wireless Texas, LLC acting on behalf of San Antonio MTA, L.P.

As Vice President and Assistant Treasurer of Verizon Wireless Texas, LLC acting on behalf of Dallas MTA, L.P.	As Vice President and Assistant Treasurer of ALLTEL Communications Southwest Holdings, Inc.

As Vice President and Assistant Treasurer of Rural Cellular Corporation	As Vice President and Assistant Treasurer of Alltel Communications Wireless, Inc.

As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Alltel Communications of Nebraska LLC d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Jackson Cellular Telephone Co., Inc. d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Alltel Communications Wireless of Louisiana, Inc.	As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems of Allentown, Inc. acting on behalf of Allentown SMSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of AirTouch Cellular Inc.	As Vice President and Assistant Treasurer of Alltel Communications Wireless of Louisiana, Inc. acting on behalf of Alltel Communications Wireless of LaCrosse Limited Partnership

As Vice President and Assistant Treasurer of Alltel Communications Wireless, Inc. acting on behalf of Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Anderson CellTelCo d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Alltel Communications of Mississippi RSA #2, Inc. d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Badlands Cellular of North Dakota Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Athens Cellular, Inc. d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Bell Atlantic Mobile Systems of Allentown, Inc. d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Bell Atlantic Mobile of Asheville, Inc. d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation acting on behalf of Bismarck MSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of NYNEX Mobile of New York Limited Partnership acting on behalf of Binghamton MSA Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Charleston-North Charleston MSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Pinnacles Cellular, Inc. acting on behalf of California RSA No. 4 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of CommNet Cellular Inc. d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation acting on behalf of Colorado 7 – Saguache Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Gadsden CellTelCo Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Southwestco Wireless, Inc. acting on behalf of Southwestco Wireless, LP acting on behalf of Dubuque MSA Limited Partnership	As Vice President and Assistant Treasurer of GTE Mobilnet of Florence, Alabama Incorporated

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Gila River Cellular General Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of GTE Mobilnet of Indiana RSA #3 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of GTE Mobilnet of Fort Wayne Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of GTE Mobilnet of Terre Haute Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of GTE Mobilnet of Indiana RSA #6 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Verizon Wireless Texas, LLC acting on behalf of San Antonio MTA, L.P. acting on behalf of GTE Mobilnet of Texas #17 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Illinois SMSA Limited Partnership acting on behalf of Illinois RSA 6 and 7 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
CommNet Cellular Inc. acting on behalf of Teton Cellular of Idaho Limited Partnership acting on behalf of Idaho 6-Clark Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Indiana RSA 2 Limited Partnership

As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated acting on behalf of Indiana RSA #1 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless acting on behalf of Iowa RSA 5 Limited Partnership

As Vice President and Assistant Treasurer of CommNet Cellular Inc. acting on behalf of Iowa 8 – Monona Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Kentucky RSA No. 1 Partnership

As Vice President and Assistant Treasurer of GTE Wireless of the Midwest Incorporated d/b/a Verizon Wireless acting on behalf of Iowa RSA No. 4 Limited Partnership	As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Missouri RSA 4 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Missouri RSA 2 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC d/b/a Verizon Wireless acting on behalf of Muskegon Cellular Partnership

As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Modoc RSA Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC d/b/a Verizon Wireless acting on behalf of New Mexico RSA No. 5 Limited Partnership

As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC d/b/a Verizon Wireless acting on behalf of New Mexico RSA 6-I Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of New York RSA No. 3 Cellular Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of New York RSA 2 Cellular Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of CommNet Cellular, Inc. acting on behalf of North Dakota 5-Kidder Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of CommNet Cellular, Inc. acting on behalf of North Central RSA 2 of North Dakota Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Northeast Pennsylvania SMSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC acting on behalf of North Dakota RSA No. 3 Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of CommNet Cellular, Inc. acting on behalf of Northwest Dakota Cellular of North Dakota Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation d/b/a Verizon Wireless on behalf of Northern New Mexico Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of NYNEX Mobile Limited Partnership 2

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of NYNEX Mobile Limited Partnership 1 d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Verizon Wireless of the East LP acting on behalf of Orange County-Poughkeepsie Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of NYNEX Mobile of New York, L.P. d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of NYNEX Mobile of New York, L.P. acting on behalf of Pennsylvania 3 Sector 2 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Pascagoula Cellular Services, Inc. acting on behalf of Pascagoula Cellular Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Pennsylvania RSA 1 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of NYNEX Mobile of New York, L.P. acting on behalf of Pennsylvania 4 Sector 2 Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Pennsylvania RSA No. 6 (II) Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Pinnacles Cellular, Inc. d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Pennsylvania RSA No. 6 (I) Limited Partnership	As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Portland Cellular Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Petersburg Cellular Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC acting on behalf of RSA 7 Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Pittsfield Cellular Telephone Company d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation acting on behalf of Sioux City MSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of AirTouch Cellular Inc. acting on behalf of Sacramento-Valley Limited Partnership acting on behalf of Redding MSA Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC d/b/a Verizon Wireless acting on behalf of St. Joseph CellTelCo d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of CommNet Cellular, Inc. acting on behalf of San Isabel Cellular of Colorado Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of Upstate Cellular Network acting on behalf of Syracuse SMSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC d/b/a Verizon Wireless acting on behalf of New Par acting on behalf of Springfield Cellular Telephone Company	As Vice President and Assistant Treasurer of Topeka Cellular Telephone Company, Inc.

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf Upstate Cellular Network acting on behalf of St. Lawrence Seaway RSA Cellular Partnership	As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Tyler/Longview/Marshall MSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of Texas RSA #11B Limited Partnership d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
Cellco Partnership d/b/a Verizon Wireless acting on behalf of NYNEX Mobile Limited Partnership 1 acting on behalf of Vermont RSA Limited Partnership d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Tuscaloosa Cellular Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Verizon Wireless (VAW) LLC acting on behalf of Wasatch Utah RSA No. 2 Limited Partnership

As Vice President and Assistant Treasurer of Verizon Wireless Texas, LLC d/b/a Verizon Wireless
As Vice President and Assistant Treasurer of
Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless acting on behalf of Alltel Wireless of Wisconsin RSA #1, LLC acting on behalf of Wisconsin RSA #1 Limited Partnership

As Vice President and Assistant Treasurer of Cellco Partnership d/b/a Verizon Wireless acting on behalf of Virginia RSA 5 Limited Partnership

As Vice President and Assistant Treasurer of Southwestco Wireless, Inc. acting on behalf of Southwestco Wireless, L.P. acting on behalf of Waterloo MSA Limited Partnership	As Vice President and Assistant Treasurer of Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless acting on behalf of Wisconsin RSA #6 Partnership, LLP

As Vice President and Assistant Treasurer of Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless acting on behalf of Wisconsin RSA #2 Partnership	As Vice President and Assistant Treasurer of Alltel Communications, LLC acting on behalf of WWC Texas RSA LLC d/b/a Verizon Wireless

As Vice President and Assistant Treasurer of Cellular Inc. Network Corporation acting on behalf of Wyoming 1-Park Limited Partnership d/b/a Verizon Wireless	As Vice President and Assistant Treasurer of Alltel Communications Wireless of Louisiana, Inc. d/b/a Verizon Wireless acting on behalf of Wisconsin RSA No. 8 Limited Partnership

As Vice President and Assistant Treasurer of Southwestco Wireless, Inc.

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS
as Marketing Agent
By:		/s/ Kee Chan Sin
	Name	Kee Chan Sin
	Title:	Vice President and Assistant Treasurer

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS
as Servicer
By:		/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Vice President and Assistant Treasurer

Schedule I
Cellco Partnership
Alltel Communications, LLC
Los Angeles SMSA Limited Partnership, a California Limited Partnership
New York SMSA Limited Partnership
Chicago SMSA Limited Partnership
GTE Mobilnet of California Limited Partnership
GTE Mobilnet of South Texas Limited Partnership
Verizon Wireless of the East LP
Sacramento-Valley Limited Partnership
Seattle SMSA Limited Partnership
GTE Mobilnet of Indiana Limited Partnership
Southwestco Wireless, L.P.
Pittsburgh SMSA Limited Partnership
Cellular Inc. Network Corporation
Upstate Cellular Network
Gold Creek Cellular of Montana Limited Partnership
Fresno MSA Limited Partnership
ALLTEL Communications of North Carolina Limited Partnership
Bell Atlantic Mobile of Rochester, L.P.
Omaha Cellular Telephone Company
Verizon Wireless (VAW) LLC
New Par
Verizon Wireless Tennessee Partnership
Illinois SMSA Limited Partnership

Sch. I - 1

Verizon Wireless Personal Communications LP
Dallas MTA, L.P.
San Antonio MTA, L.P.
Rural Cellular Corporation
ALLTEL Communications Southwest Holdings, Inc.
Alltel Communications of Nebraska LLC
Alltel Communications Wireless, Inc.
Alltel Communications Wireless of Louisiana, Inc.
Jackson Cellular Telephone Co., Inc.
AirTouch Cellular Inc.
Allentown SMSA Limited Partnership
Alltel Communications of Arkansas RSA #12 Cellular Limited Partnership
Alltel Communications of LaCrosse Limited Partnership
Alltel Communications of Mississippi RSA #2, Inc.
Anderson CellTelCo
Athens Cellular, Inc.
Badlands Cellular of North Dakota Limited Partnership
Bell Atlantic Mobile of Asheville, Inc.
Bell Atlantic Mobile Systems of Allentown, Inc.
Binghamton MSA Limited Partnership
Bismarck MSA Limited Partnership
California RSA No. 4 Limited Partnership
Charleston-North Charleston MSA Limited Partnership
Colorado 7-Saguache Limited Partnership
 CommNet Cellular Inc.

Sch. I - 2

Dubuque MSA Limited Partnership
Gadsden CellTelCo Partnership
Gila River Cellular General Partnership
GTE Mobilnet of Fort Wayne Limited Partnership
GTE Mobilnet of Indiana RSA #3 Limited Partnership
GTE Mobilnet of Indiana RSA #6 Limited Partnership
GTE Mobilnet of Terre Haute Limited Partnership
GTE Mobilnet of Texas RSA #17 Limited Partnership
GTE Wireless of the Midwest Incorporated
GTE Mobilnet of Florence, Alabama Incorporated
Idaho 6-Clark Limited Partnership
Illinois RSA 6 and 7 Limited Partnership
Indiana RSA #1 Limited Partnership
Indiana RSA 2 Limited Partnership
Iowa 8-Monona Limited Partnership
Iowa RSA No. 4 Limited Partnership
Iowa RSA 5    Limited Partnership
Kentucky RSA No. 1 Partnership
Missouri RSA 2 Limited Partnership
Missouri RSA 4 Limited Partnership
Modoc RSA   Limited Partnership
Muskegon Cellular Partnership
North Central RSA 2 of North Dakota  Limited Partnership
New Mexico RSA No. 5 Limited Partnership
New Mexico RSA 6-I Partnership

Sch. I - 3

New York RSA No. 3 Cellular Partnership
North Dakota RSA No. 3 Limited Partnership
North Dakota 5-Kidder Limited Partnership
Northeast Pennsylvania SMSA Limited Partnership
Northern New Mexico Limited Partnership
Northwest Dakota Cellular of North Dakota Limited Partnership
New York RSA 2 Cellular Partnership
NYNEX Mobile Limited Partnership 1
NYNEX Mobile Limited Partnership 2
NYNEX Mobile of New York, L.P.
Orange County-Poughkeepsie Limited Partnership
Pascagoula Cellular Partnership
Pennsylvania RSA 1 Limited Partnership
Pennsylvania 3   Sector 2 Limited Partnership
Pennsylvania 4  Sector 2 Limited Partnership
Pennsylvania RSA No. 6 (I) Limited Partnership
Petersburg Cellular Partnership
Pinnacles Cellular, Inc.
Pittsfield Cellular Telephone Company
Portland Cellular Partnership
Redding MSA Limited Partnership
RSA 7 Limited Partnership
San Isabel Cellular of Colorado Limited Partnership
Sioux City MSA Limited Partnership
Springfield Cellular Telephone Company

Sch. I - 4

St. Lawrence Seaway RSA Cellular Partnership
St. Joseph CellTelCo
Syracuse SMSA Limited Partnership
Texas RSA #11B Limited Partnership
Topeka Cellular Telephone Company, Inc.
Tuscaloosa Cellular Partnership
Tyler/Longview/Marshall MSA Limited Partnership
Verizon Wireless Texas, LLC
Vermont RSA Limited Partnership
Virginia RSA 5 Limited Partnership
Wasatch Utah RSA No. 2 Limited Partnership
Waterloo MSA Limited Partnership
Wisconsin RSA #1 Limited Partnership
Wisconsin RSA #2 Partnership
Wisconsin RSA #6 Partnership, LLP
Wisconsin RSA No. 8 Limited Partnership
WWC Texas RSA LLC
Wyoming 1-Park Limited Partnership
Pennsylvania RSA No. 6 (II) Limited Partnership
Southwestco Wireless, Inc.

Sch. I - 5

Schedule II

Notice Addresses

If to the Marketing Agent or the Servicer:
Cellco Partnership
One Verizon Way
Basking Ridge, New Jersey 07920
Attn: Assistant Treasurer
Email: kee.chan.sin@verizon.com

If to a Verizon Originator:
[Originator]
One Verizon Way
Basking Ridge, New Jersey 07920
Attn: Assistant Treasurer (or Equivalent)
Email: kee.chan.sin@verizon.com

Sch. II - 1

Exhibit A
GLOSSARY
ABS Credit Extensions has the meaning set forth in the recitals of this Agreement.
Account Statement has the meaning set forth in Section 5.2.2 of this Agreement.
Additional Originator has the meaning set forth in Section 8.11 of this Agreement.
Affiliate means, with respect to a party to this Agreement, any Person, that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such party.
Agreement has the meaning set forth in the preamble of this Agreement.
Annual Upgrade Offer means the annual upgrade offer in effect on the Effective Date extended by the Marketing Agent on behalf of each Verizon Originator, as applicable, to an existing customer under which such customer can upgrade a Device that is the subject of a device payment plan agreement, which annual upgrade offer contains the following terms and conditions:

•
The customer may be able to upgrade his or her eligible device for a new qualifying device after 30 days provided that such customer has paid at least 50% of the retail price of the eligible device and returns such eligible device to Verizon Wireless in good working condition with no significant damage as determined by Verizon Wireless;

•
The customer is required to purchase a new qualifying wireless device under a new device payment plan agreement.  New device purchases are subject to then-available offers and any associated wireless service requirements;

•	A customer's account must be in good standing and such customer must satisfy Verizon Wireless's eligibility requirements for a new device payment plan agreement;
•
Upon entering into a device payment agreement for a new qualifying wireless device, and after returning your eligible device to Verizon Wireless within 14 days, Verizon Wireless will agree, for such customer's benefit and for the express benefit of any assignee of such customer's original device payment plan agreement, to acquire such customer's eligible device for the remaining balance of the original device payment plan agreement and pay off and settle that remaining balance.  After Verizon Wireless does that, such customer's only remaining obligations will be under the new device payment agreement and for associated wireless service;

•	If a customer does not return his or her eligible device when upgrading, or if it is not returned to Verizon Wireless in good working condition, in each case the remaining
Exh. A - 1

balance under such customer's device payment plan agreement will be due on such customer's next bill. Good working condition requires, among other things, that the customer's returned device powers on and off, does not have a cracked screen, has no significant damage as determined by Verizon Wireless, and has all password-protected security features (e.g., Find My iPhone) turned off;
•
The Upgrade Offer and the related terms and conditions may be modified or terminated by Verizon Wireless at any time.  A customer's upgrade eligibility will be determined in the sole discretion of Verizon Wireless.  If the Upgrade Offer is terminated or the related terms and conditions are not satisfied, a customer will remain responsible for the remaining balance due under his or her original device payment plan agreement.

Business Day means any day other than (a) a Saturday, Sunday or any other day on which banks in New York, New York are authorized or required to close and (b) a holiday on the Federal Reserve calendar.
Cellco has the meaning set forth in the preamble of this Agreement.
Collateral has the meaning set forth in Section 4.2 of this Agreement.
Control (including the correlative terms "Controlling", "Controlled by" and "under common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power in fact or in law to direct or cause the direction of management policies of such Person, whether through ownership of voting securities, by contract or otherwise.  For the avoidance of doubt, if, with respect to a Person that is party to a merger or consolidation transaction (for purposes of this sentence, an "acquiring entity"), the shareholders of the acquiring entity as a group as of the time immediately prior to the consummation of such transaction, immediately following the consummation of such transaction beneficially own, directly or indirectly, voting securities of the surviving Person in such transaction sufficient to exercise Control thereof, the acquiring entity will be deemed to have acquired Control of the other party or parties to such merger or consolidation transaction.
Discount Rate means the discount rate set forth in the applicable Transaction Documents related to an SPE.
Effective Date has the meaning set forth in the preamble of this Agreement.
Governmental Authority means any government or political subdivision or any agency, authority, bureau, regulatory body, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.
Internal Payment Priority means the order (which order may be changed at any time in the sole discretion of the Servicer) in which payments remitted by a customer to the Servicer, any release

Exh. A - 2

of a security deposit, and any application of a credit granted to a customer are applied to the related account, which order is based on invoice aging, with the oldest invoiced balance being relieved first, followed by the second oldest invoiced balance, etc., up to current billing amounts, and within each invoice aging status, applied in the following order:

•	late fees;
•	service and all other charges, including insurance premium payments, purchases billed to the account, other than amounts due under any device payment plan agreement; and
•
any amounts related to any device payment plan agreement, which, in the case of multiple device payment plan agreements related to a single account, will be applied in the order in which such device payment plan agreements were originated with the most recent device payment plan agreement being paid last.

Law means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, executive order, order, injunction, writ, decree, directive, judgment, injunction, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof.

Marketing Agent has the meaning set forth in the preamble of this Agreement.
Material Adverse Effect means, with respect to any event or circumstance, a material adverse effect on the ability of the Marketing Agent to perform its obligations under this Agreement.
New Upgrade DPP has the meaning set forth in Section 2.2.1 of this Agreement.
Original Agreement has the meaning set forth in the recitals of this Agreement.
Payment Date has the meaning set forth in Section 2.2.1 of this Agreement.
Person means any person, partnership, corporation, limited liability company, firm, joint venture, joint-stock company, trust, governmental authority or body, association, organization or any other entity.
Receivable has the meaning set forth in the recitals of this Agreement.
Servicer has the meaning set forth in the preamble of this Agreement.
SPE has the meaning set forth in the recitals of this Agreement.
Transaction Documents means any agreements or other documents entered into by the Marketing Agent in connection with any ABS Credit Extensions.
Transferring Originators has the meaning set forth in the recitals of this Agreement.
Upgrade Contract means the contract between a Verizon Originator and a customer that accepts an Upgrade Offer by purchasing a new qualifying wireless device under a new device payment plan agreement.

Upgrade Contract Originator has the meaning set forth in Section 2.2.1 of this Agreement.
Exh. A - 3

Upgrade Offer means any upgrade offer, including the Annual Upgrade Offer, extended by the Marketing Agent on behalf of each Verizon Originator, as applicable, to an existing customer under which such customer can upgrade a wireless device that is the subject of a device payment plan agreement subject to the terms and conditions of such Upgrade Offer, as the same may be modified from time to time by the Marketing Agent.
Upgrade Payment has the meaning set forth in Section 2.2.1 of this Agreement.
Verizon Originators has the meaning set forth in the preamble of this Agreement.
Verizon Wireless means the wireless business segment of Verizon Communications Inc., operated by Cellco and its various Affiliates, including the Verizon Originators.

Exh. A - 4

Exhibit B
FORM OF ORIGINATOR JOINDER AGREEMENT
THIS ORIGINATOR JOINDER AGREEMENT, dated as of _____________, 20___ (this "Agreement") is executed by _________, a ______________ organized under the laws of _______________ (the "Additional Originator"), with its principal place of business located at _______________________________.
BACKGROUND:
1. Cellco Partnership, a Delaware general partnership ("Cellco"), as marketing agent (the "Marketing Agent"), the various subsidiaries and affiliates of Cellco from time to time party thereto (collectively, with Cellco, the "Verizon Originators") and Cellco, as the servicer of the Receivables (the "Servicer") are parties to that certain Marketing Agent Agency Agreement, dated as of July 20, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Marketing Agent Agency Agreement").
2. The Additional Originator desires to become a Verizon Originator pursuant to Section 8.11 of the Marketing Agent Agency Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:
SECTION 1.   Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein are defined in Exhibit A to the Marketing Agent Agency Agreement.  Such Exhibit A is incorporated by reference into this Agreement.
SECTION 2.   Marketing Agent Agency Agreement.  The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Marketing Agent Agency Agreement.  From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 8.11 of the Marketing Agent Agency Agreement, the Additional Originator shall be a Verizon Originator for all purposes of the Marketing Agent Agency Agreement.  The Additional Originator hereby acknowledges that it has received a copy of the Marketing Agent Agency Agreement.
SECTION 3.   Further Assurances.  The Additional Originator agrees and acknowledges that at any time and from time to time upon the written request of the Marketing Agent, it will execute and deliver such further documents and do such further acts and things as the Marketing Agent may reasonably request in order to effect the purposes of this Agreement.
SECTION 4.   GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL
Exh. B - 1

OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 5.   WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
SECTION 6.   Miscellaneous.  This Agreement is executed by the Additional Originator for the benefit of the Marketing Agent and its assigns, and each of the foregoing parties may rely hereon.  This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.  Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.  This Agreement may be executed by different parties on any number of counterparts, each of which constitute an original and all of which, taken together, constitute one and the same agreement.
[Signature Pages Follow]

Exh. B - 2

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.
[NAME OF ADDITIONAL ORIGINATOR]

By:
Name:
Title:

CELLCO PARTNERSHIP,
as Marketing Agent

By:
      Name:
      Title:

CELLCO PARTNERSHIP,
as Servicer

By:
      Name:
      Title:

Exh. B - 3